Published by Synchrony on January 12, 2021, 7:30 AM EST Synchrony Announces Leadership Transition Margaret Keane, CEO, to become Executive Chair of the Board of Directors Brian Doubles, President, to become President and Chief Executive Officer and a member of the Board of Directors Richard Hartnack to retire from the Board of Directors Jeffrey Naylor to become Lead Independent Director of the Board of Directors Changes to take effect on April 1, 2021 STAMFORD, Conn. - January 12, 2021 - Synchrony (NYSE: SYF) today announced Margaret Keane, Chief Executive Officer, will transition to the role of Executive Chair of the Board of Directors of Synchrony. Synchrony's Board of Directors unanimously elected Brian Doubles, President, to become President and Chief Executive Officer and a member of the Board of Directors. Both appointments are effective April 1, 2021. "I am incredibly proud of the great business, culture and company we have built at Synchrony. We weathered a challenging operating environment this past year, which is a testament to our best-in-class team," Keane said. "With Synchrony in a position of strength, now is the right time to begin this planned leadership transition. Brian has helped build this company every step of the way and is the natural successor to advance our progress and lead Synchrony through the next stage of our journey." Keane continued, "Brian and I have worked side by side for more than a decade, including through our IPO. I have seen firsthand his relentless dedication to our company, our employees, our partners and our shareholders. As a close partner, Brian was integral in developing and executing our strategy, as well as building our values and culture. It has been the privilege of my career to lead the 16,500 dedicated employees who have built Synchrony into an industry leader - and importantly, a uniquely diverse and caring company. I look forward to working with Brian through this transition and continuing to support Synchrony's growth and future success as Executive Chair." Doubles is an 11-year veteran of Synchrony, serving as Chief Financial Officer prior to and through its IPO in 2014 and as President since 2019. As President, he has been responsible for company strategy and key growth initiatives. In 2020, Doubles worked to quickly shift the company's priorities to meet the changing economic and work environment. These shifts included accelerating key digital initiatives and new products, championing new ways of working for employees and further advancing Synchrony's diversity and inclusion efforts. His appointment reflects a commitment to preserve leadership, cultural and strategic continuity. "I am honored and humbled to be named the next CEO of Synchrony and to succeed Margaret, who is a truly extraordinary leader. She has built a differentiated and agile company that always lives by its values, even while adapting to the changes around us. We would not be where we are - or who we are - today without her leadership," Doubles said. Doubles continued, "We have transformed the company and built a foundation for growth during the last several years, notably through our digital innovation and diversification of our portfolio. This has positioned us well to respond to the changing consumer landscape and the challenges of today's environment. Looking ahead, we remain focused on delivering on our strategy and driving growth. I would like to thank the Board of Directors for their confidence and trust, and I'm excited to partner with Margaret, our leadership team and especially our employees as we continue to capitalize on our momentum." As Executive Chair, Keane will lead the company's Board of Directors and continue to work closely with Doubles and the Synchrony leadership team. She will also continue to represent the company and interact with key stakeholders to help advance Synchrony's mission. As part of this transition, Synchrony's current Chairman, Richard Hartnack, will retire from the Board after six years of exceptional service. "On behalf of the Board of Directors, I want to thank Margaret for her outstanding leadership, vision and commitment to Synchrony. We look forward to continuing to benefit from her expertise and experience in her new role," Hartnack said. "Margaret has been instrumental to Synchrony's success. The impact she has had on the lives of our employees and customers is remarkable - helping to lift people up every step of the way and at every level of the company. Brian helped build Synchrony's values and has played a pivotal role in the company's growth and transformation. The Board has full confidence he is the ideal candidate to lead Synchrony forward." The company also announced Jeffrey Naylor will become Lead Independent Director. Naylor has served on Synchrony's Board since 2014 and brings considerable expertise in the retail industry and executive management. "I would like to thank Rick for his exceptional contributions to Synchrony. He has been with us since day one, helping to shape our development and growth. I am so grateful for his expertise, candor and guidance as we launched our company, and personally as I became a public company CEO," said Keane. "Jeff's insight and deep expertise will continue to benefit the company, and I look forward to working with him in our new roles." All changes announced today will take effect on April 1, 2021. About Synchrony Synchrony (NYSE: SYF) is a premier consumer financial services company. We deliver a wide range of specialized financing programs, as well as innovative consumer banking products, across key industries including digital, retail, home, auto, travel, health and pet. Synchrony enables our partners to grow sales and loyalty with consumers. We are one of the largest issuers of private label credit cards in the United States; we also offer co-branded products, installment loans and consumer financing products for small- and medium-sized businesses, as well as healthcare providers. Synchrony is changing what's possible through our digital capabilities, deep industry expertise, actionable data insights, frictionless customer experience and customized financing solutions. For more information, visit www.synchrony.com and Twitter: @Synchrony. Cautionary Statement Regarding Forward-Looking Statements This news release contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the "safe harbor" created by those sections. Forward-looking statements may be identified by words such as "expects," "intends," "anticipates," "plans," "believes," "seeks," "targets," "outlook," "estimates," "will," "should," "may" or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated, including the future impacts of the novel coronavirus disease ("COVID-19") outbreak and measures taken in response thereto for which future developments are highly uncertain and difficult to predict; retaining existing partners and attracting new partners, concentration of our revenue in a small number of Retail Card partners, and promotion and support of our products by our partners; cyber-attacks or other security breaches; disruptions in the operations of our computer systems and data centers; the financial performance of our partners; the sufficiency of our allowance for credit losses and the accuracy of the assumptions or estimates used in preparing our financial statements, including those related to the new CECL accounting guidance; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to grow our deposits in the future; damage to our reputation; our ability to securitize our loan receivables, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loan receivables, and lower payment rates on our securitized loan receivables; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of acquisitions and strategic investments; reductions in interchange fees; fraudulent activity; failure of third parties to provide various services that are important to our operations; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and/or interpretations, and state sales tax rules and regulations; a material indemnification obligation to GE under the Tax Sharing and Separation Agreement with GE if we cause the split-off from GE or certain preliminary transactions to fail to qualify for tax-free treatment or in the case of certain significant transfers of our stock following the split-off; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislative and regulatory developments and the impact of the Consumer Financial Protection Bureau's regulation of our business; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit the Synchrony Bank's ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this news release and in our public filings, including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed on February 13, 2020, and the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, as filed on July 23, 2020. You should not consider any list of such factors to be an exhaustive statement of all the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Contacts Investors: Kathryn Miller Kathryn.Miller@syf.com (203) 585-6291 - office (203)-219-1008 - mobile Media: Lisa Lanspery Lisa.lanspery@syf.com (203) 219-7984